EXCEED DEFINED SHIELD INDEX FUND, EXCEED DEFINED HEDGE INDEX FUND, and EXCEED DEFINED ENHANCEMENT INDEX FUND (the “Funds”)

Supplement dated January 29, 2016 to the Prospectus dated December 24, 2014, as supplemented

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

1.	Effective April 1, 2016, the Funds’ 80% non-fundamental investment policies will be as follows:

Exceed Defined Shield Index Fund:

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes), directly or indirectly, in the components of the EXPROT Index.

Exceed Defined Hedge Index Fund:

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes), directly or indirectly, in the components of the EXHEDG Index.

Exceed Defined Enhancement Index Fund:

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes), directly or indirectly, in the components of the EXENHA Index.

2.	Changes to the names of the Indices:

All references to the NASDAQ Exceed Structured Protection Index (EXPROT) are hereby replaced with NASDAQ Exceed Defined Protection Index (EXPROT).

All references to NASDAQ Exceed Structured Hedged Index (EXHEDG) are hereby replaced with NASDAQ Exceed Defined Hedge Index. (EXHEDG)

All references to the NASDAQ Exceed Structured Enhanced Index (EXENHA) are hereby replaced with NASDAQ Exceed Defined Enhancement Index (EXENHA).

*           *           *

For more information, please contact a Fund customer service representative at (844) 800-5092 (toll free).

PLEASE RETAIN FOR FUTURE REFERENCE.